Exhibit 1.A.(8)(i)(iv)

          Amendment dated November 27, 1998 to Participation Agreement among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc.,
                    PFL Life and AFSG Securities Corporation

                                 AMENDMENT NO. 2

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated May 1, 1998, by and among AIM Variable Insurance Funds, Inc. a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, PFL Life Insurance Company, an Iowa life insurance company and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

------------------------------------       ------------------------------        ---------------------------------
    FUNDS AVAILABLE UNDER                          SEPARATE ACCOUNTS                   POLICIES FUNDED BY THE
        THE POLICIES                              UTILIZING THE FUNDS                     SEPARATE ACCOUNTS
------------------------------------       ------------------------------        ---------------------------------
AIM V.I. Capital Appreciation              PFL Retirement Builder Variable          PFL Life Insurance Company
            Fund                                   Annuity Account                         Policy Form No.
                                                                                          AV288-1010-95-796
AIM V.I. Government Securities              Legacy Builder Variable Life            (including successors forms,
          Fund                                      Separate Account                addenda and endorsements may
                                                                                    vary by state under marketing
AIM V.I. Growth & Income Fund                                                     names: "Retirement Income Builder
                                                                                    Variable Annuity," "Portfolio
AIM V.I. International Equity                                                        Select Variable Annuity")
            Fund
                                                                                      PFL Life Insurance Company
AIM V.I. Value Fund                                                                        Policy Form No.'s
                                                                                 VL20 & JL20 under the marketing name
                                                                                           "Legacy Builder II"
------------------------------------       ------------------------------        -------------------------------

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:  November 27, 1998

                                          AIM VARIABLE INSURANCE FUNDS, INC.

Attest:  /s/ NANCY L. MARTIN              By:  /s/ ROBERT H. GRAHAM
       --------------------------------      ----------------------------------
Name:      Nancy L. Martin                Name:    Robert H. Graham
     ----------------------------------        --------------------------------
Title:    Assistant Secretary             Title:   President
      ---------------------------------         -------------------------------

                                           A I M DISTRIBUTORS, INC.

Attest:  /s/ NANCY L. MARTIN               By:  /s/ MICHAEL J. CEMO
       --------------------------------       ---------------------------------
Name:      Nancy L. Martin                 Name:    Michael J. Cemo
     ----------------------------------         -------------------------------
Title:     Assistant Secretary             Title:   President
      ---------------------------------          ------------------------------


                                           PFL LIFE INSURANCE COMPANY

Attest:  /s/ FRANK A. CAMP                 By:  /s/ WILLIAM L. BUSLER
       --------------------------------       ---------------------------------
Name:        Frank A. Camp                 Name:     William L. Busler
     ----------------------------------         -------------------------------
Title:  Vice President & Div. General      Title:    President
        Counsel
      ---------------------------------          ------------------------------

                                           AFSG SECURITIES CORPORATION

Attest:  /s/ FRANK A. CAMP                 By:  /S/ LARRY N. NORMAN
       --------------------------------       --------------------------------
Name:        Frank A. Camp                 Name:     Larry N. Norman
       --------------------------------         ------------------------------
Title:       Secretary                     Title:    President
      ---------------------------------          -----------------------------